UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2013

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 14, 2013, EarthLink, Inc. (the “Company”) announced its plans to commence a private offering of $300 million aggregate principal amount of senior secured notes due 2020. The offering is being made solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The notes offering is being made pursuant to a confidential preliminary offering memorandum dated May 14, 2013 (the “Preliminary Offering Memorandum”).

The net proceeds from the notes offering will be used, together with cash on hand, to purchase or redeem all of ITC^DeltaCom, Inc.’s (a wholly owned subsidiary of the Company) 10.5% Senior Secured Notes due 2016 (the “ITC^DeltaCom Notes”).  A copy of the press release announcing the notes offering is filed as Exhibit 99.1 to this report and incorporated herein by reference.

The notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report is neither an offer to sell or buy nor a solicitation of an offer to buy or sell the securities described herein. The proposed offering of the notes is subject to certain market and other conditions, and may not occur as described or at all.

On May 14, 2013, the Company caused ITC^DeltaCom, Inc. to announce the commencement of a cash tender offer  (the “Tender Offer”) for any and all of the $292.3 million outstanding principal amount of the ITC^DeltaCom Notes (CUSIP No. 45031TAR5). In conjunction with the Tender Offer, ITC^DeltaCom is soliciting consents to eliminate most of the covenants, certain events of default applicable to the ITC^DeltaCom Notes and certain other provisions contained in the indenture governing the ITC^DeltaCom Notes and to release all of the collateral securing the ITC^DeltaCom Notes.  A copy of the press release announcing the Tender Offer and consent solicitation describing each in greater detail is attached hereto as Exhibit 99.2, which is incorporated herein by reference.

The Company also has received commitment letters for a four year amended and restated credit facility for up to $135 million.  This amended and restated credit facility would replace the Company’s current credit facility and would have substantially similar terms and conditions.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing. By filing this report and furnishing the information herein, including the exhibits hereto, the Company makes no admission as to the materiality of any such information.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 14, 2013
99.2	Press Release dated May 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  May 14, 2013

EARTHLINK, INC.

By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 14, 2013
99.2	Press Release dated May 14, 2013